Exhibit 10.2

ACKNOWLEDGMENT OF

FIRST LIEN GUARANTORS

THIS ACKNOWLEDGMENT OF FIRST LIEN GUARANTORS (this “Acknowledgment”), dated as of May 31, 2015, is made by FULL HOUSE SUBSIDIARY, INC., a Delaware corporation, FULL HOUSE SUBSIDIARY II, INC., a Nevada corporation, GAMING ENTERTAINMENT (INDIANA) LLC, a Nevada limited liability company, GAMING ENTERTAINMENT (NEVADA), LLC, a Nevada limited liability company, STOCKMAN’S CASINO, a Nevada corporation, SILVER SLIPPER CASINO VENTURE, LLC, a Delaware limited liability company (each a “Guarantor” and collectively, the “Guarantors”) in favor of CAPITAL ONE, NATIONAL ASSOCIATION, as Administrative Agent and Collateral Trustee for the Lender Parties (as defined in the Credit Agreement) (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

RECITALS

A.           Each of the Guarantors is a direct or indirect wholly-owned subsidiary of the Borrower.

B.           Full House Resorts, Inc., a Delaware corporation (the “Borrower”) has entered into that certain First Lien Credit Agreement, dated as of June 29, 2012 (as supplemented, modified, amended, extended or restated from time to time, the “Credit Agreement”), among the Borrower, the Administrative Agent and the lenders party thereto from time to time (collectively, the “Lenders”) pursuant to which the Lenders have agreed to extend loans and other financial accommodations to the Borrower for the purposes, and on the terms and subject to the conditions, set forth in the Credit Agreement. In addition, certain of the Lender Parties (as defined in the Credit Agreement) may, from time to time, enter into Rate Contracts with the Borrower. Capitalized terms used herein and not otherwise defined herein shall have the meanings defined in the Credit Agreement.

C.           The Guarantors have entered into that certain First Lien Guaranty Agreement, dated as of June 29, 2012 (the “Guaranty Agreement”) pursuant to which the Guarantors have agreed to guaranty all of the obligations of the Borrower pursuant to the First Lien Credit Agreement.

D.           The Borrower and Lender Parties have entered into a Fourth Amendment to First Lien Credit Agreement, dated the date hereof (the “Credit Agreement Amendment”) pursuant to which the Lenders have agreed to extend the drawdown deadline for the Term Loan (Hotel), and make certain other modifications to the Credit Agreement (collectively, the “Modifications”).

ACKNOWLEDGMENT, CONSENT AND AGREEMENT

NOW, THEREFORE, in consideration of the benefits to be obtained by the Borrower and Guarantors in connection with the Credit Agreement Amendment, the undersigned Guarantors hereby acknowledge, consent and agree as follows:

1.           Consent and Acknowledgment. The undersigned Guarantors hereby consent to the Modifications and the Borrower’s execution of the Credit Agreement Amendment, and (ii) acknowledge that their Guaranty Agreement remains in full force and effect (as supplemented below), and (iii) agree that all of Guarantors’ obligations under the Guaranty Agreement extend to all of the Guaranteed Obligations of the Borrower under and as defined in the Guaranty Agreement, as increased by the Credit Agreement Amendment.

[Signatures on following pages]

IN WITNESS WHEREOF, the undersigned have executed this Guaranty as of the date first above written.

GUARANTORS:

FULL HOUSE SUBSIDIARY, INC., a Delaware corporation			GAMING ENTERTAINMENT (NEVADA), LLC, a Nevada limited liability company

By:	/s/ Daniel Lee		By:	/s/ Daniel Lee
	Name:	Daniel Lee		Name:	Daniel Lee
	Title:	President		Title:	Manager

FULL HOUSE SUBSIDIARY II, INC., a Nevada corporation			STOCKMAN’S CASINO, a Nevada corporation

By:	/s/ Daniel Lee		By:	/s/ Daniel Lee
	Name:	Daniel Lee		Name:	Daniel Lee
	Title:	President		Title:	President

GAMING ENTERTAINMENT (INDIANA) LLC, a Nevada limited liability company			SILVER SLIPPER CASINO VENTURE, LLC a Delaware limited liability company

By:	Full House Resorts, Inc.,			By:	Full House Resorts, Inc.,
	a Delaware corporation,				a Delaware corporation,
	its Manager				its Manager

By:	/s/ Daniel Lee		By:	/s/ Daniel Lee
	Name:	Daniel Lee		Name:	Daniel Lee
	Title:	President and Chief		Title:	President and Chief
		Executive Officer			Executive Officer

ACCEPTED AND AGREED TO:

CAPITAL ONE, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Ross S. Wales
	Name:	Ross S. Wales
	Title:	Senior Vice President

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